EXHIBIT 99.2

                        AMENDMENT TO AMENDED AND RESTATED
                          SHAREHOLDERS RIGHTS AGREEMENT

      Amendment, dated as of June 13, 2002 (this "Amendment"), to the Amended and Restated Shareholders Rights Agreement, dated as of November 26, 1997 (as amended, the "Rights Agreement"), by and between Medford Bancorp, Inc., a Massachusetts corporation (the "Company"), Medford Savings Bank, a Massachusetts savings bank, and EquiServe Trust Company, N.A., as rights agent (the "Rights Agent").

      WHEREAS, in accordance with the terms of the Rights Agreement, the Company deems it desirable to make certain amendments to the Rights Agreement; and

      WHEREAS, Section 27 of the Rights Agreement provides that prior to the Distribution Date (as defined in the Rights Agreement), the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of the Company's common stock; and

      WHEREAS, the Company intends to enter into an Agreement and Plan of Merger (the "Merger Agreement") with Citizens Financial Group, Inc., a Delaware corporation ("CFG"), and Citizens Bank of Massachusetts, a Massachusetts chartered trust company (the "CBM"), pursuant to which, among other things, a subsidiary of CBM will be merged with and into the Company; and

      WHEREAS, prior to entering into the Merger Agreement and related agreements, the Company desires to amend certain provisions of the Rights Agreement so that the execution, delivery and performance of the Merger Agreement and the Stockholders Agreements referred to below will not cause the Rights issued under the Rights Agreement to become exercisable.

      NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

      1. Amendments of Section 1.

      (a) The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement is amended to add the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, neither Citizens Financial Group, Inc. ("CFG"), any of its existing or future Affiliates or Associates nor any Stockholder (as defined below) shall be deemed to be an Acquiring Person as a result of (i) the execution, delivery or performance of the Agreement and Plan of Merger, dated as of June 13, 2002, by and among the Company, Citizens Bank of Massachusetts ("CBM") and CFG (as the same may be amended from time to time, the "Merger Agreement"), pursuant to which a subsidiary of CBM will be merged with and into the Company; (ii) the execution, delivery or performance of the Stockholders Agreements, each dated as of June 13, 2002, by and between CBM and certain officers and directors of the Company (each a "Stockholder" and collectively the "Stockholders") as contemplated by the Merger Agreement (as the same may be amended from time to time, collectively, the "Stockholders Agreements"); or (iii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement))."

      (b) Section 1(e) of the Rights Agreement is amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, neither CFG, any of its existing or future Affiliates or Associates nor any Stockholder shall be deemed to be the Beneficial Owner of shares of Common Stock of the Company as a result of (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreements, or
      (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement))."

      (c) The definition of "Triggering Event" set forth in Section 1 of the Rights Agreement is amended to add the following proviso at the end thereof:

      "; provided, however, that no Triggering Event shall occur as a result of
      (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreements, or (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement))."

      (d) The definition of "Stock Acquisition Date" in Section 1 of the Rights Agreement is amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, a Stock Acquisition Date shall not be deemed to have occurred as a result of
      (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreements, or (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement))."

      2. Amendment of Section 3(a). Section 3(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred as a result of (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreements, or (ii) the consummation of the transactions


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

      contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement))."

      3. Amendment of Section 7(a). Section 7(a) of the Rights Agreement is amended by:

      (A) deleting subclause (i) in its entirety and inserting the following in lieu thereof:

      "(i) the moment in time immediately prior to the Effective Time (as such term is defined in the Merger Agreement) (the "Final Expiration Date")"; and

      (B) by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreement; nor (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement)), shall be deemed to be events that cause the Rights to become exercisable pursuant to the provisions of this Section 7 or otherwise."

      4. Amendment of Section 11. Section 11 of the Rights Agreement is amended to add the following sentence after the first sentence of said Section:

      "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreement; nor (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement)), shall be deemed to be a Section 11(a)(ii) Event or to cause the Rights to be adjusted or to become exercisable in accordance with this
      Section 11."

      5. Amendment of Section 13. Section 13 of the Rights Agreement is amended to add the following sentence at the end thereof:

      "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution, delivery or performance of the Merger Agreement or the Stockholders Agreement; nor (ii) the consummation of the transactions contemplated by the Merger Agreement (including, without limitation, the acquisition of Shares (as defined in the Merger Agreement)), shall be deemed to be a Section 13 Event or to cause the Rights to be adjusted or to become exercisable in accordance with Section 13."


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

      6. Amendment to Section 21. Section 21 of the Rights Agreement is amended to add the following sentence after the first sentence of such section:

      "In the event that the Company's Agreement for Stock Transfer Agent Services is terminated in accordance with its terms, the Rights Agent shall be deemed to have resigned as Rights Agent automatically on the termination date of such agreement, and the Company will provide any notice to the holders of Rights Certificates of such resignation required under this Agreement."

      7. Effectiveness. This Amendment shall be deemed effective as of the point in time immediately prior to the execution and delivery of the Merger Agreement by the Company, CFG and CBM. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

      8. Miscellaneous. Capitalized terms used herein without definition shall have the meanings given to them in the Rights Agreement. This Amendment shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be effected, impaired or invalidated.


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

      EXECUTED under seal as of the date set forth above.

Attest:                               MEDFORD BANCORP, INC.


/s/ Phillip W. Wong                   By /s/ Arthur H. Meehan
-------------------------------         --------------------------------
Name: Phillip W. Wong                 Name: Arthur H. Meehan
Title: E.V.P./C.F.O.                  Title: Chairman/President/C.E.O.

Attest:                               MEDFORD SAVINGS BANK


/s/ Phillip W. Wong                   By /s/ Arthur H. Meehan
-------------------------------         --------------------------------
Name: Phillip W. Wong                 Name: Arthur H. Meehan
Title: E.V.P./C.F.O.                  Title: Chairman/President/C.E.O.

Attest:                               EQUISERVE TRUST COMPANY, N.A., as
                                      Rights Agent


/s/ Jenna Whitney                     By /s/ Dennis Moccia
------------------------------          ------------------------------
Name: Jenna Whitney                   Name: Dennis Moccia
Title: Account Manager                Title: Managing Director


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